Exhibit 4(b)

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XIV

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XIV (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Paul R. Ackerman and Barbara S. Brett, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XIV.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

**[Signature page to follow]**

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee

By:	/s/ J. Christopher Murphy
Name:	J. Christopher Murphy
Title:	Financial Services Officer

/s/ Paul R. Ackerman
Paul R. Ackerman, not individually but solely as Trustee

/s/ Barbara S. Brett
Barbara S. Brett, not individually but solely as Trustee

[Certificate of Trust – Wells Fargo Capital XIV]

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XV

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XV (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Paul R. Ackerman and Barbara S. Brett, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XV.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

**[Signature page to follow]**

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee

By:	/s/ J. Christopher Murphy
Name:	J. Christopher Murphy
Title:	Financial Services Officer

/s/ Paul R. Ackerman
Paul R. Ackerman, not individually but solely as Trustee

/s/ Barbara S. Brett
Barbara S. Brett, not individually but solely as Trustee

[Certificate of Trust – Wells Fargo Capital XV]

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XVI

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XVI (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Paul R. Ackerman and Barbara S. Brett, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XVI.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

**[Signature page to follow]**

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee

By:	/s/ J. Christopher Murphy
Name:	J. Christopher Murphy
Title:	Financial Services Officer

/s/ Paul R. Ackerman
Paul R. Ackerman, not individually but solely as Trustee

/s/ Barbara S. Brett
Barbara S. Brett, not individually but solely as Trustee

[Certificate of Trust – Wells Fargo Capital XVI]

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XVII

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XVII (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Paul R. Ackerman and Barbara S. Brett, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XVII.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

**[Signature page to follow]**

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee

By:	/s/ J. Christopher Murphy
Name:	J. Christopher Murphy
Title:	Financial Services Officer

/s/ Paul R. Ackerman
Paul R. Ackerman, not individually but solely as Trustee

/s/ Barbara S. Brett
Barbara S. Brett, not individually but solely as Trustee

[Certificate of Trust – Wells Fargo Capital XVII]

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XVIII

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XVIII (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Paul R. Ackerman and Barbara S. Brett, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XVIII.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

**[Signature page to follow]**

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee

By:	/s/ J. Christopher Murphy
Name:	J. Christopher Murphy
Title:	Financial Services Officer

/s/ Paul R. Ackerman
Paul R. Ackerman, not individually but solely as Trustee

/s/ Barbara S. Brett
Barbara S. Brett, not individually but solely as Trustee

[Certificate of Trust – Wells Fargo Capital XVIII]

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XIX

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XIX (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Paul R. Ackerman and Barbara S. Brett, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XIX.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

**[Signature page to follow]**

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee

By:	/s/ J. Christopher Murphy
Name:	J. Christopher Murphy
Title:	Financial Services Officer

/s/ Paul R. Ackerman
Paul R. Ackerman, not individually but solely as Trustee

/s/ Barbara S. Brett
Barbara S. Brett, not individually but solely as Trustee

[Certificate of Trust – Wells Fargo Capital XIX]

CERTIFICATE OF TRUST

OF

WELLS FARGO CAPITAL XX

THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL XX (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Paul R. Ackerman and Barbara S. Brett, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1.	NAME. The name of the statutory trust formed hereby is Wells Fargo Capital XX.

2.	DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.	EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

**[Signature page to follow]**

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee

By:	/s/ J. Christopher Murphy
Name:	J. Christopher Murphy
Title:	Financial Services Officer

/s/ Paul R. Ackerman
Paul R. Ackerman, not individually but solely as Trustee

/s/ Barbara S. Brett
Barbara S. Brett, not individually but solely as Trustee

[Certificate of Trust – Wells Fargo Capital XX]